LIGHTHOUSE OPPORTUNITY FUND,
                 a series of Professionally Managed Portfolios

                       Supplement dated November 13, 2001
                     to Prospectus dated December 29, 2000

Effective November 13, 2001 the Lighthouse Contrarian Fund became the Lighthouse Opportunity Fund. Why the change? We have found, over time, that the word "Contrarian" is commonly misinterpreted or is unfamiliar to investors. Some believed the word denoted a restrictive methodology or indicated a bearish bias. Despite the sound fundamental principles on which the Contrarian investment philosophy is based, the Fund has often been viewed as a specialty fund or relegated to a niche category based primarily on its name. For this reason, we believed it beneficial to the Fund and its shareholders to rename the Fund to more accurately reflect its broader focus and significant flexibility.

Another way of describing a Contrarian is as an Opportunist. Our philosophy causes us to gravitate toward those areas of the market showing the greatest potential opportunity. From time to time, opportunities can exist in large capitalization stocks, small cap stocks, growth plays and value plays and we will continue to take advantage of these opportunities as they arise; hence the name Lighthouse Opportunity Fund.

Finally, it is important to note that this change represents a change in name only. It does not reflect a change in objectives, investment philosophy, management or any other operational aspect of the Fund.


The Transfer Agent's toll-free telephone number is 1-866-811-0218. Please use this telephone number for any questions you have on or after November 13, 2001.


The Fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, effective November 13, 2001, the Fund will assess a 2.00% fee on redemptions of Fund shares that are held for less than sixty days. This fee may not be applicable to certain qualified accounts held by financial intermediaries. This fee will be paid to the Fund to help offset transaction costs and administrative expenses.